SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                               AMENDMENT NUMBER 1



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 30, 1995
                        (Date of Earliest Event Reported)


                       NEW ENGLAND COMMUNITY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                                                     0-14550 06-1116165
           (Commission File Number) (IRS Employer Identification No.)


                     POST OFFICE BOX 130, OLD WINDSOR MALL,
                           WINDSOR, CONNECTICUT 06095
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: (860)688-5251

Form 8-K, Amended Report
New England Community Bancorp, Inc.
Commission File No. 0-14550

Item 2.  Acquisition or Disposition of Assets

Pursuant to the terms of the Plan and Agreement of Reorganization, dated as of March 14, 1995 an amended, March 30, 1995 (the "Reorganization Agreement") by and among New England Community Bancorp, Inc. ("NECB"), New England Bank and Trust Company ("NEBT") and The Equity Bank ("Equity"), a Connecticut chartered commercial bank, on Thursday, November 30, 1995, NECB acquired all of the outstanding shares of Equity Common Stock and will operate Equity under existing name and charter as a separate bank subsidiary of NECB.

The Reorganization became effective on Thursday, November 30, 1995 (the "Effective Time").

At the Effective Time, each share of Equity Common Stock issued and outstanding immediately prior to the Effective Time (except for (i) shares of Equity Common Stock held by NECB; and (ii) shares as to which dissenters' rights have been perfected) was converted into the right to receive 1.85 shares of NECB Common Stock in exchange for each share of Equity Common Stock (the "Per Share Consideration").

Each share of Equity Common Stock which was beneficially owned by NECB prior to the Effective Time will be canceled and retired, and no right to receive the Per Share Consideration shall arise with respect thereto. Shares of Equity Common Stock with respect to which dissenters' rights were perfected in accordance with Connecticut Banking Law will not be converted into the right to receive the Per Share Consideration.


The total cash consideration paid by NECB for fractional shares was approximately $3,314.55 which was available from NECB's operations. The total number of shares of NECB Common stock issued in exchange for Equity Common Stock was 1,003,617.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


a.       Financial Statements of Businesses Acquired.

         Pursuant to the requirements of Article 3 of Regulation S-X, the following financial statements for The Equity Bank have been included in this filing:

         1. Balance Sheet as of September 30, 1995 and December 31, 1994 (unaudited).

         2. Statements of Income for the nine months ended September 30, 1995 and 1994 (unaudited).

         3. Statement of Changes in Stockholders' Equity for the nine months ended September 30, 1995 and 1994 (unaudited).

         4. Statements of Cash Flows for the nine months ended September 30, 1995 and 1994 (unaudited).

         5.       Notes to Unaudited Financial Statements.

         6. Audited Financial Statements as of and for the years ended December 31, 1994, 1993 and 1992. (Audited Financial Statements are incorporated by reference to NECB's Registration Statement on Form S-4, File No.
                  33-93640.)

b.       Pro Forma Financial Statements.

         1. Pro Forma Combined Condensed Consolidated Balance Sheet as of September 30, 1995 (unaudited).

         2.       Notes to Pro Forma Balance Sheet.

         3. Pro Forma Combined Condensed Consolidated Income Statements for the nine months ended September 30, 1995 and for the year ended December 31, 1994 (unaudited).

         4        Notes to the Pro Forma Income Statements.



c.       Exhibits.

         EXHIBIT NO.       DESCRIPTION

                  2.       Plan and Agreement of
                           Reorganization, dated as of
                           March 14, 1995 and amended,
                           as of March 30, 1995.
                           (Incorporated by reference to
                           Appendix A to NECB's
                           Registration Statement on Form
                           S-4, File No. 33-93640).


                  99.      Press release dated November 30, 1995.
                           (Incorporated by reference to
                           NECB's Form 8-K dated
                           December 13, 1995).

                                    Item 7(a)
                    Financial Statements of Business Acquired

                                 THE EQUITY BANK
                            BALANCE SHEET (UNAUDITED)
           NINE MONTHS ENDED SEPTEMBER 30, 1995 AND DECEMBER 31, 1994

                                          Nine Months
    000's omitted                        Ended 9/30/95         12/31/94
                                         -----------          ----------
Cash & due from banks                      $  4,379           $  3,769
Federal Funds                                 2,500              5,500
Investments
   Securities held-to-maturity
   Securities available-for-sale             31,172             23,783
   FHLBB stock                                    0
Mortgages held-for-sale
Loans outstanding                            78,185             74,201
   Less allowance for loan losses            (1,846)            (1,775)
                                           --------           --------
   Net loans                                 76,339             72,426
Accrued interest receivable                   1,014                855
Premises & equipment                            431                487
OREO                                            522                620
Other assets                                  1,106              1,941
                                           ========           ========
     Total Assets                          $117,463            109,381
                                           ========           ========

Deposits
   Noninterest-bearing                       15,332             16,284
   Interest-bearing                          90,763             83,237
                                           --------           --------
     Total Deposits                         106,095             99,521
Borrowed Funds
Other Liabilities                               740                866

                                           --------           --------
  Total Other Liabilities                       740                867

     Total Liabilities                      106,835            100,387

Equity
   Common stock                               6,123              6,123
   Surplus                                    1,932              1,932
   Retained earnings                          2,738              1,820
Unrealized losses on securities
available for sale, net                        (165)              (882)
                                           --------           --------
     Total Equity                            10,628              8,993
                                           ========           ========
Total Liabilities & Equity                 $117,463           $109,381
                                           ========           ========


See accompanying notes to financial statements.

                                 THE EQUITY BANK
                          INCOME STATEMENTS (UNAUDITED)
                  NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                                                      Nine Months    Nine Months
                                                         Ended          Ended
                                                        9/30/95        9/30/94
                                                      -----------    -----------
Interest income:
    Interest on loans                                 $5,480,392     $4,527,944
    Interest on Federal funds sold                       180,355         46,485
    Interest on securities                             1,064,847      1,136,297
                                                      -----------    -----------
         Total interest income                         6,725,594      5,710,726
                                                      -----------    -----------

Interest expense:
    Savings and NOW                                      541,590        671,664
    Time                                               2,170,037      1,248,037
    Short term borrowings                                 28,382          7,088
                                                      -----------    -----------
         Total interest expense                        2,740,009      1,926,789
                                                      -----------    -----------

         Net interest income                           3,985,585      3,783,937

Provision for loan losses                                110,049        387,312
                                                      -----------    -----------
         Net interest income after provision
             for loan losses                           3,875,536      3,396,625
                                                      -----------    -----------
Other income:
    Service fees and charges                             226,010        225,085
    Mortgage origination fees                             12,714        176,476
    Gain (loss) on sale of investments                   (5,286)        (62,290)
                                                      -----------    -----------
                                                         233,438        339,271
                                                      -----------    -----------
Operating expenses:
    Salaries and employee benefits                       997,005        966,180
    Occupancy expense                                    216,739        216,721
    Furniture and equipment expense                      128,822        127,893
    Professional services and marketing                  550,364        383,956
    Operation/valuation of real estate owned             159,736        468,901
    Other                                                531,569        391,273
                                                      -----------    -----------
                                                       2,584,235      2,554,924
                                                      -----------    -----------
         Income before provision for
             income taxes                              1,524,739      1,180,972
Income tax provision                                     645,000        513,500
                                                      -----------    -----------
         Net income                                   $  879,739     $  667,472
                                                      ===========    ===========

Earnings per share                                         $1.44          $1.09
                                                      ===========    ===========

See accompanying notes to financial statements.

                                 THE EQUITY BANK
            STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (UNAUDITED)
                  NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                                         Common Stock       Paid in       Accumulated    Unrealized Gain    Total
                                                            Capital         Earnings       (loss) on
                                                                                           Securities
                                                                                          Available for
                                                                                           Sale, Net
Balances at December 31, 1993                $5,567,360    $1,903,956      1,620,206        $39,163      $9,130,685
10% stock dividend paid to
shareholders of record on June 15,
1994                                            555,340        27,767       (584,572)             -          (1,465)
Cash Dividend of $.05 per share for
each of the quarters ended March 31,
June 30, and September 30, 1994

                                                      -             -        (89,067)             -         (89,067)
Net Income for the nine months ended
September 30, 1994
                                                      -             -        667,472              -          667,472
Net Change in  unrealized  securities
gains  (losses) from December 31, 1993 to
September 30, 1994
                                                      -             -              -      (663,076)         (663,076)
                                             ----------    ----------     ----------     ---------        ----------
Balance at September 30, 1994
                                             $6,122,700    $1,931,723     $1,614,039     $(623,913)       $9,044,549
                                             ==========    ==========     ==========     =========        ==========

                                               Common Stock  Paid in Capital   Accumulated    Unrealized Gain     Total
                                                                                 Earnings       (loss) on
                                                                                                Securities
                                                                                              Available for
                                                                                                Sale, Net

Balances at December 31, 1994                  $  6,122,700   $  1,931,723    $  1,820,372    $   (881,615)   $  8,993,180
Cash  Dividend of $.05 per share for
each of the  quarters  ended March 31, June
30, and September 30, 1995

                                                       --             --           (91,841)           --      $    (91,841)
Net Income for the nine months ended
September 30, 1995
                                                       --             --           879,739            --           879,739
Net Change in  unrealized  securities
gains  (losses) from December 31, 1994 to
September 30, 1995
                                                       --             --              --           722,695         722,695
                                               ------------   ------------    ------------    ------------    ------------
Balance at September 30, 1995
                                               $  6,122,700   $  1,931,723    $  2,608,271    $   (168,920)   $ 10,503,774
                                               ============   ============    ============    ============    ============

See accompanying notes to financial statements.

                                 THE EQUITY BANK
                      STATEMENTS OF CASH FLOWS (UNAUDITED)
                  NINE MONTHS ENDED SEPTEMBER 30, 1995 AND 1994

                                                   September 30,   September 30,
                                                        1995           1994
                                                   ------------    ------------
Operating activities:
Net income                                         $    879,739    $    667,472
Adjustments to reconcile net income to net
 cash provided (used) by operating activities:
     Provision for loan losses                          110,049         387,312
     Provision for depreciation and amortization        112,415         101,047
     Accretion of investment security premiums          124,885         115,429
     Net realized loss on sale of securities              5,286          62,290
     (Increase) decrease in accrued
          interest receivable                          (159,098)          8,258
     Decrease (increase) in other assets                108,533        (192,430)
     Decrease in current taxes payable                     --          (196,402)
     Increase (decrease) in accrued
          interest payable                               59,652         (14,810)
     Decrease in other liabilities                     (183,617)         (9,206)
                                                   ------------    ------------
          Net cash provided by
               operating activities                   1,057,844         928,960
                                                   ------------    ------------

Investing activities:
     Investment in interest bearing deposits               --           (99,000)
     Proceeds from sales/maturities of
          investment securities                       4,115,422       8,430,432
     Purchase of investment securities               (9,960,199)     (4,969,589)
     Net increase in loan portfolio                  (3,925,380)     (5,590,675)
     Purchase of premises and equipment, net            (56,468)        (28,795)
                                                   ------------    ------------
          Net cash used by investing activities      (9,826,625)     (2,257,627)
                                                   ------------    ------------

Financing activities:
     Net (decrease) increase  in demand,
          savings and NOW deposits                   (5,759,861)        763,028
     Net increase in time deposits                   12,332,241      (1,786,400)
     Issuance of 10% stock dividend                        --            (1,465)
     Issuance of cash dividends                         (91,841)        (89,067)
                                                   ------------    ------------
          Net cash provided (used) by
               financing activities                   6,480,539      (1,113,904)
                                                   ------------    ------------

Increase (decrease) in cash and cash
     equivalents                                     (2,288,242)     (2,442,571)
Cash and cash equivalents at
     December 31, 1994 and 1993                       9,265,949       6,605,765
                                                   ------------    ------------
Cash and cash equivalents at
     September 30, 1995 and 1994                   $  6,977,707    $  4,163,194
                                                   ============    ============

See accompanying notes to financial statements.

                                 THE EQUITY BANK
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1995

Note 1  Basis of Presentation

The interim unaudited financial statements have been prepared in accordance with generally accepted accounting principals. Certain financial information, which is normally included in the financial statements prepared in accordance with generally accepted accounting principals, but which is not required for interim reporting purposes, has been condensed or omitted. In preparing the interim financial statements, Management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

In the opinion of Management, the accompanying interim unaudited financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly the Bank's financial position as of September 30, 1995, and the results of operations and its cash flows for the nine months then ended. The results of operations for the periods shown are not necessarily indicative of the results expected for the year ending December 31, 1995. The accompanying interim unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the Bank's 1994 Annual Report.

Note 2  Earnings Per Share

Earnings per share have been computed based upon the weighted average number of common shares outstanding during the period. The weighted average number of common shares outstanding amounted to 612,270 shares for each of the quarters ended September 30, 1995 and 1994.

Note 3  Accounting Pronouncements

On January 1, 1995 the Bank adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan," as amended by SFAS No. 118, "Accounting for Creditors for Impairment of a Loan - Income Recognition and Disclosures". The Bank now measures certain impaired loans based on the present value of expected future cash flows discounted at the loan's effect interest rate, or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The adoption of these accounting pronouncements did not have a material effect on the Bank's financial statements.

                                    Item 7(b)
                    Unaudited Pro Forma Financial Information

                       New England Community Bancorp, Inc.
    UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed consolidated balance sheets give effect to the Reorganization (as described in Item 2) of The Equity Bank with New England Community Bancorp, Inc. assuming that the Reorganization had been consummated on September 30, 1995.

         The unaudited pro forma combined condensed consolidated income statements set forth the operations of New England Community Bancorp, Inc. combined with The Equity Bank for the year ended December 31, 1994 and for the nine months ended September 30, 1995, as if New England Community Bancorp, Inc. had completed the Reorganization with The Equity Bank on January 1, 1994.

         The Reorganization of The Equity Bank has been accounted for by the purchase method of accounting. The adjustments arising from the application of the purchase method of accounting are described in the respective notes to the unaudited pro forma combined condensed consolidated financial statements.

         The unaudited pro forma combined condensed consolidated financial statements should be read in conjunction with the accompanying notes and the consolidated financial statements and notes thereto of New England Community Bancorp, Inc. and The Equity Bank as of December 31, 1994.

         The pro forma financial statements may not be indicative of the results that actually would have occurred if the Reorganization had been effective on the dates indicated or which may be obtained in the future.

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

(000's omitted except per share data)

                                                                 September 30, 1995
                                           ------------------------------------------------------------
                                                                                            Purchase
                                               NECB          Equity        Accounting       Combined
                                           (Historical)   (Historical)    Adjustments       Pro Forma
                                           ------------  -------------   ------------     -------------
Cash & due from banks                       $    13,417    $     4,379                    $   17,796
Federal Funds                                    12,650          2,500                        15,150
Investments                                           0
   Securities held-to-maturity                    6,033                            (1)(a)      6,032
   Securities available-for-sale                 41,794         31,172                        72,966
   FHLBB stock                                      810              0                           810
Mortgages held-for-sale                           1,558          1,558
Loans outstanding                               136,334         78,185            460(b)     214,979
   Less allowance for loan losses                (2,369)        (1,846)                       (4,215)
                                            -----------    -----------    -----------    -----------
   Net loans                                    133,965         76,339                       210,764
Accrued interest receivable                       1,415          1,014                         2,429
Premises & equipment                              5,879            431                         6,310
OREO                                                427            522                           949
Goodwill                                                                          402(c)         402
Other assets                                      1,270          1,106           (333)         2,043
                                            -----------    -----------    -----------    -----------
     Total Assets                           $   219,218    $   117,463    $       528    $   337,209
                                            ===========    ===========    ===========    ===========

Deposits
   Noninterest-bearing                           42,595         15,332                        57,927
   Interest-bearing                             154,597         90,763            403(d)     245,763
                                            -----------    -----------    -----------    -----------
     Total Deposits                             197,192        106,095            403        303,690
Borrowed Funds                                      691                                          691
Other Liabilities
                                                  1,031            740          1,221(e)
                                                                                   83(f)       3,075
                                            -----------    -----------    -----------    -----------
  Total Other Liabilities                         1,031            740          1,304          3,075

     Total Liabilities                          198,914        106,835          1,707        307,456

Equity
   Common stock                                     208          6,123         (6,023)(g)       308
   Surplus                                       12,115          1,932         (1,247)(h)
                                                                                 (333)(i)
                                                                                  (75)(j)
                                                                                9,162 (k)    21,554
   Retained earnings                              8,102          2,738         (2,738)(l)     8,102
Unrealized losses on securities available
for sale, net                                      (121)          (165)            75 (m)      (211)
                                            -----------    -----------    -----------    -----------
     Total Equity                                20,304         10,628         (1,179)        29,753
                                            -----------    -----------    -----------    -----------

Total Liabilities & Equity                  $   219,218    $   117,463    $       528    $   337,209
                                            ===========    ===========    ===========    ===========

Shares outstanding                            2,080,692        612,270        391,347 (n)  3,084,309
Book value/per share                              $9.76         $17.36                         $9.65

See "Notes to Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet"

   NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

      (a) Represents a decrease to reflect 100 shares of Equity owned by NECB's subsidiary (NEBT). Shares are eliminated and not exchanged or reissued.

      (b) Represents an increase to reflect fair value of Equity's loans acquired, with a corresponding increase in Surplus (see Note h).

      (c) Represents the acquisition of 542,784 shares of Equity Common Stock exchanged for 1,004,150 shares of NECB at an assumed Market Value of $9.50 per share, plus $333,880 for fees and expenses related to the transaction, for a total value of $9,782,000.

             Total Purchase Price                                        $ 9,782
             Tangible Net Assets of Equity                   10,628
             Purchase Accounting Adjustments:
                Loans                                460
                Deposits                            (403)
                Dissenting Shares                 (1,221)
                Lease Payments                       (83)    (1,247)
             Shares owned by NEBT                                (1)
             Tangible assets after purchase
                accounting adjustments
                                                                           9,380
                                                                         -------
             Excess of  purchase  price over value of
                tangible  net assets
                acquired                                                    $402
                                                                         =======

      (d) Represents increase to reflect the fair value of Equity's time deposits (see Note h)

      (e) Represents an increase to reflect liability for redemption of 69,486 shares of Equity stock whose right to dissent was perfected and which was not exchanged (see Note h)

      (f) Represents an increase to reflect the fair value of a liability for anticipated real estate lease payments (see Note h)

      (g) Elimination of Equity Common Stock less $100 thousand to reflect the addition of 1,003,000 NECB shares with a Par Value of $.10 a share.

      (h)    Adjustments  to  Surplus   reflecting  fair  value  of  assets  and
             liabilities and a liability due to dissenting shareholders:

                      Increase in loans                                  $460(b)
                      Increase in deposits                              (403)(d)
                      Increase in Other Liabilities for
                        dissenting shareholders                       (1,221)(e)
                      Increase in Other Liabilities to
                        adjust value for lease payments                  (83)(f)
                                                                      ----------
                        Total                                           ($1,247)
                                                                      ==========

      (i) Represents a decrease in Surplus related to prepaid expenses directly attributable to the transaction.

      (j) Represents a decrease to reflect the close out of Unrealized losses on securities available for sale (see Note m).

      (k)    Represents a decrease in Surplus as shown:

                      Decrease in Equity Common Stock                 $6,023(g)
                      Elimination of Retained Earnings                 2,738(j)
                      Excess of Purchase Price Paid                      402(c)
                      Elimination of Common Stock
                      owned by NEBT                                       (1)(a)
                                                                     -------
                        Total                                         $9,162
                                                                     =======


      (l)    Represents the elimination of retained earnings.

      (m) Represents a decrease of $75 thousand (of $165 thousand) to reflect the close out of Unrealized losses on securities available for sale (see Note j).

      (n)    Represents the adjustment in the number of
                 Equity shares exchanged for NECB Shares:

             Dissenters' shares not exchanged                           (69,486)
             NEBT shares not exchanged                                     (100)
             Remaining shares exchanged                                (542,684)
             Remaining shares exchanged (at 1.85 per share)         1,003,965.4
             Fractional shares not exchanged                             (348.4)
                                                                    ------------
                 Total Shares Exchanged                                 391,347

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENTS

(000's omitted except per share data)

                                                         Twelve months Ended December 31, 1994
                                                ---------------------------------------------------
                                                                            Purchase
                                                                           Accounting    Pro Forma
                                                     NECB       Equity     Adjustments    Combined
                                                -----------    --------   ------------    --------
Interest income                                    $12,551      $7,761          $(58)(a)   $20,254
Interest expense                                     3,974       2,620          (202)(b)     6,392
                                                -----------    --------    ---------       -------
  Net interest income                                8,577       5,141           144        12,867
Less:  provision for loan losses                       530         465                         995
                                                -----------    --------    ---------       -------
                                                     8,047       4,676           144        12,867
NONINTEREST REVENUE
   Service charges, fees and commissions             1,433         497                       1,930
   Securities gains                                              (111)                        (111)
   Gain on sales of loans                               45                                      45
   Other                                               138                                     138
                                                -----------    --------    ---------       -------
Total                                                1,616         386             0         2,002

NONINTEREST EXPENSE
Salaries and employee benefits                       3,962       1,302                       5,264
Occupancy                                              636         290            17(c)        943
Furniture and equipment                                547         164                         711
Outside services                                       502         336                         838
Postage and supplies                                   392          71                         463
Insurance and assessments                              682         235                         917
Loan origination and collection                        209          66                         275
Losses, writedowns and expenses                                      0
   on other real estate                                174         601                         775
Other                                                  791         374            27(d)      1,192
                                                -----------    --------    ---------       -------
Total                                                7,895       3,439            44        11,378
                                                -----------    --------    ---------       -------
Net interest before taxes                            1,768       1,623           100         3,491
Taxes                                                  665         719            40         1,424
                                                -----------    --------    ---------       -------
Net Income                                         $ 1,103      $  904          $ 60       $ 2,067
                                                ===========    ========    =========       =======

Net income per share                                 $0.68       $1.44                      $0.64

Weighted average shares of
   common stock                                  2,080,692     612,270       391,347(e) 3,084,309

See "Notes to Unaudited Pro Forma Combined Condensed
Consolidated Income Statements"

 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENTS

      (a) Represents amortization of $58 thousand related to the loan value adjustment of $460 thousand, utilizing a weighted average expected life of 8 years.

      (b) Represents amortization of $202 thousand related to the discount on acquired deposits of $403 thousand, utilizing a weighted average contractual maturities of 2 years.

      (c) Represents amortization of $17 thousand related to the adjustment of $83 thousand for the fair value of the anticipated lease payments.

      (d) Represents amortization of $27 thousand related to the excess of purchase price over the value of identifiable tangible assets acquired of $402 thousand, using a life of 15 years.

      (e)    Represents the adjustment in the number of
                 Equity shares exchanged for NECB Shares:

             Dissenters' shares not exchanged                           (69,486)
             NEBT shares not exchanged                                     (100)
             Remaining shares exchanged                                (542,684)
             Remaining shares exchanged (at 1.85 per share)         1,003,965.4
             Fractional shares not exchanged                             (348.4)
                                                                    ------------
                 Total Shares Exchanged                                 391,347

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENTS

                                                            Nine months Ended September 30, 1995
                                                ---------------------------------------------------------
(ooo's omitted except per share data)
                                                                             Purchase
                                                                            Accounting         Pro Forma
                                                     NECB       Equity      Adjustments        Combined
                                                ===========    =========    ===========       ===========
Interest income                                    $11,283       $6,726          $(44)(a)        $17,965
Interest expense                                     3,881        2,740          (152)(b)          6,669
                                                -----------    ---------    ----------        -----------
  Net interest income                                7,402        3,986            108            11,496
Less:  provision for loan losses                       400          110                              510
                                                -----------    ---------    ----------        -----------
                                                     7,002        3,876            196            10,986
NONINTEREST REVENUE
   Service charges, fees and commissions             1,032          238                            1,270
   Securities gains                                     26          (5)                               21
   Gain on sales of loans                              135                                           135
   Other                                                77                                            77
                                                -----------    ---------    ----------        -----------
Total                                                1,270          233              0             1,503

NONINTEREST EXPENSE
Salaries and employee benefits                       3,135          997                            4,132
Occupancy                                              528          217             13(c)            758
Furniture and equipment                                502          129                              631
Outside services                                       222          550                              772
Postage and supplies                                   288           60                              348
Insurance and assessments                              312          117                              429
Loan origination and collection                         52           59                              111
Losses, writedowns and expenses                                                                        0
   on other real estate                                147          160                              307
Other                                                  892          296             20(d)          1,208
                                                -----------    ---------    ----------        -----------
Total                                                6,078        2,585             33             8,696
                                                -----------    ---------    ----------        -----------
Net interest before taxes                            2,194        1,524             75             3,793
Taxes                                                  773          645             30             1,448
                                                -----------    ---------    ----------        -----------
Net Income                                          $1,421         $879           $133            $2,345
                                                ===========    =========    ==========        ===========

Net income per share                                 $0.68        $1.44                            $0.73

Weighted average shares of
   common stock                                  2,080,692      612,270        397,347(e)      3,084,309

See "Notes to Unaudited Pro Forma Combined Condensed
Consolidated Income Statements"

 NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED INCOME STATEMENTS

      (a) Represents amortization of $44 thousand related to the loan value adjustment of $460 thousand, utilizing a weighted average expected life of 8 years.

      (b) Represents amortization of $152 thousand related to the discount on acquired deposits of $403 thousand, utilizing a weighted average contractual maturities of 5 years.

      (c) Represents amortization of $13 thousand related to the adjustment of $83 thousand for the fair value of the anticipated lease payments.

      (d) Represents amortization of $20 thousand related to the excess of purchase price over the value of identifiable tangible assets acquired of $402 thousand, using a life of 15 years.

      (e)    Represents the adjustment in the number of
                 Equity shares exchanged for NECB Shares:

             Dissenters' shares not exchanged                           (69,486)
             NEBT shares not exchanged                                     (100)
             Remaining shares exchanged                                (542,684)
             Remaining shares exchanged (at 1.85 per share)         1,003,965.4
             Fractional shares not exchanged                             (348.4)
                                                                    ------------
                 Total Shares Exchanged                                 391,347

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: January 3,1996                        NEW ENGLAND COMMUNITY BANCORP, INC.



                                                  By S/S DAVID A. LENTINI
                                                     David A. Lentini, President
                                                     and Chief Executive Officer